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                                                                   Exhibit 10.24


                        SECOND AMENDMENT TO TRADE NAME
                        ------------------------------
                      AND SERVICE MARK LICENSE AGREEMENT
                      ----------------------------------


   This Second Amendment to Trade Name and Service Mark License Agreement (this "Second Amendment") is entered into as of August 7, 2000, by and between ITT Manufacturing Enterprises, Inc., a Delaware corporation, having a place of business at 1105 North Market Street, Suite 1217, Wilmington, Delaware, 19801 ("Licensor"), and ITT Educational Services, Inc., a Delaware corporation having a place of business at 5975 Castle Creek Parkway North Drive, Indianapolis, Illinois, 46250-0466. ("Licensee") (individually a "Party" and collectively, "Parties").

                                   RECITALS

   WHEREAS, pursuant to an Agreement between and among Licensor, ITT Industries, Inc., Starwood Hotels & Resorts Worldwide, Inc., and ITT Sheraton Corporation dated November 22, 1999 (the "ITT Trademark Sale Agreement"), all right, title and interest in and to the ITT Name, ITT Marks and ITT License Rights (as such terms are defined in such Sale Agreement) and the goodwill associated therewith were transferred from ITT Sheraton Corporation to Licensor;

   WHEREAS, ITT Sheraton Corporation and Licensee are parties to a Trade Name and Service Mark License Agreement dated June 3, 1998 (the "License Agreement"); and

   WHEREAS, ITT Sheraton Corporation and Licensee are parties to a First Amendment to Trade Name and Service Mark License Agreement dated February 1, 1999 ("First Amendment").

   NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

I. DEFINITIONS

     A.   Generally.  Except as otherwise specified in this Second Amendment,
          ---------
          all capitalized terms in this Second Amendment shall have the meanings provided in the License Agreement.

     B.   Amendment Effective Date.  "Amendment Effective Date" means the date
          ------------------------
          this Second Amendment is executed by both Parties.

II.  SCOPE OF LICENSE

     A. As of the Amendment Effective Date, Section IV.C of the License Agreement shall be amended and restated to read in its entirety as follows:

          "C.  Markings. For all new, revised or reprinted pamphlets, catalogs,
               --------
               and other promotional and educational materials (exclusive of television, radio and newspaper advertising and signage) used in the Business of Licensee, Licensee shall place the following notice prominently in connection with the use of the Licensed
               Mark:

                         'ITT is a registered mark of and is used under license
               granted by ITT Manufacturing Enterprises, Inc.'"

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     B.   As of the Amendment Effective Date, Section II.E.4 of the First
          Amendment to the License Agreement shall be amended and restated to read in its entirety as follows:

          "4. Copies of all notices to Licensor under this Section II.E shall be given or delivered in a manner specified in Section XII.B hereof concurrently with the giving of such notice to Licensor at the following address:

                    ITT Manufacturing Enterprises, Inc.
                    4 West Red Oak Lane
                    White Plains, New York  10604
                    Attention:  General Counsel

               with a copy (which shall not constitute notice) to:

                    Peter Abruzzese, Esq.
                    Kramer Levin Naftalis & Frankel LLP
                    919 Third Avenue
                    New York, New York  10022

               or to such other or additional addresses as Licensor shall specify in writing. Notice to Licensor under this Section II.E shall be of no force or effect unless it and all required copies
               (i) are given or delivered in conformity with Section XII.B hereof, (ii) comply with all requirements of this Section II.E, and (iii) are actually received by Licensor or its successor. Notice to Licensee under this section II.E shall be effective if it is provided in accordance with Section XII.B hereof or if it is actually received by Licensee."

     C. As of the Amendment Effective Date, Section XII.B of the License Agreement shall be amended and restated to read in its entirety as follows:

          "B.  Notices. All notices, demands and other communications given or
               -------
               delivered under this Agreement shall be in writing and shall be deemed to have been given when personally delivered, mailed by first class mail, return receipt requested, or delivered by express courier service or telecopied (with hard copy to follow). Notices, demands and communications shall, unless another address is specified in writing, be sent to the address or telecopy number indicated below.

               Notices to Licensor:
               --------------------

               ITT Manufacturing Enterprises, Inc.
               4 West Red Oak Lane
               White Plains, New York  10604
               Attention:  General Counsel

               Notices to Licensee:
               --------------------

               ITT Educational Services, Inc.
               5975 Castle Creek Parkway N. Drive
               P.O. Box 50466
               Indianapolis, IN  46250-0466
               Attention:  General Counsel
               Telecopy:  317/594-4384

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III. COUNTERPARTS

     This Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first above written.

ITT MANUFACTURING ENTERPRISES, INC.  ITT EDUCATIONAL SERVICES, INC.



By:   /s/ Keith Johnson                  By: /s/ Clark D. Elwood
   ---------------------------              ------------------------------

Print Name:  Keith Johnson               Print Name:   Clark D. Elwood
           -------------------                        --------------------

Title:    Vice President                 Title:    Sr. Vice President
       ---------------------                       -----------------------

Date:     August 7, 2000                 Date:     August 9, 2000
       --------------------                     --------------------------

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